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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 2-82510





                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                              TO THE PROSPECTUS OF

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                 CLASS Y SHARES

                               Dated May 1, 2003



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager ") entered into new Sub-Advisory Agreements with (i) Morgan Stanley Investment Management Limited ("MSIM Limited") in respect of the European Growth Portfolio, and (ii) Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Asset & Investment Trust
Management Co., Limited ("MSAITM") in respect of the Pacific Growth Portfolio, thereby replacing the Sub-Advisory Agreements between the Investment Manager and Morgan Stanley Investment Management Inc. in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio. Also effective August 11, 2003, the Investment Manager entered into new Sub-Advisory Agreements with MSIM Limited in respect of the Global Advantage Portfolio and the Global Dividend Growth Portfolio.


     As a result, the second paragraph in the section of the Prospectus titled "Portfolio Management" is hereby amended and replaced in its entirety by the following:


         Each of the European Growth, the Global Advantage, the Global Dividend Growth and the Pacific Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor, Morgan Stanley Investment Management Limited, in respect of the European Growth, the Global Advantage and the Global Dividend Growth Portfolios, and with Morgan Stanley Investment Management Company and Morgan Stanley Asset & Investment Trust Management Co., Limited, in respect of the Pacific Growth Portfolio, to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisors, together with their investment management affiliates, managed assets of approximately $385 billion as of June 30, 2003. Each Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. Morgan Stanley Investment Management Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. Morgan Stanley Investment Management Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. Morgan Stanley Asset & Investment Trust Management Co., Limited is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009.

   In addition, footnote "1" in the Management Fee table is hereby amended and replaced in its entirety by the following:


         1. A portion of the net management fees the Investment Manager receives from the Fund in respect of the Portfolio is paid to the Sub-Advisor.


     References in the Prospectus to the Investment Manager, with respect to the Global Advantage Portfolio and the Global Dividend Growth Portfolio, when used in connection with its investment activities, include MSIM Limited acting as Sub-Advisor under its supervision. References in the Prospectus to the Sub-Advisor, with respect to the European Growth Portfolio, now refer to MSIM Limited, and references in the Prospectus to the Sub-Advisor, with respect to the Pacific Growth Portfolio, now refer to MSIM Company and MSAITM.